MUNIHOLDINGS
CALIFORNIA
INSURED FUND, INC.



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

February 28, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                        #HOLDCA -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings California Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



     MuniHoldings California Insured Fund, Inc., February 28, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings California Insured Fund, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and California income taxes by investing in a portfolio of long-term, investment grade municipal obligations.

Since inception (September 19, 1997) through February 28, 1998, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.398 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.73%, based on a month-end per share net asset value of $15.57. Over the same period, the total investment return on the Fund's Common Stock was +6.01%, based on a change in per share net asset value from $15.00 to $15.57, and assuming reinvestment of $0.327 per share income dividends.

Since inception (September 19, 1997) through February 28, 1998, the Fund's Preferred Stock had an average yield of 2.70% for Series A and 2.74% for Series B.

The Municipal Market Environment
During the six months ended February 28, 1998, bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. More recently, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended February 28, 1998, US Treasury bond yields declined approximately 70 basis points (0.70%) to 5.92%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 30 basis points to end the February period at 5.36%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated to any significant extent in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, over $125 billion in new long-term municipal bonds were underwritten, an increase of over 35% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 billion in new long-term municipal securities were issued during the last three months, an increase of over 40% compared to the same three-month period ended February 28, 1997. During the past month, over $20 billion in new long-term municipal securities were underwritten, representing an increase of over 50% compared to the February 1997 level and the largest February issuance ever.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Going forward, Asian consumer demand for US products is likely to decline in response to diminished Asian economic growth. Perhaps more important, it is likely that, barring a dramatic and unexpected resurgence in domestic growth and inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the recent Asian market turmoil can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range.

These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $30 billion in January and February coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of February
1998), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Since the Fund's inception, our primary strategy has been to maintain a fully invested position. This aggressive stance enabled the Fund to perform extremely well in the declining interest rate environment recently witnessed in the tax-exempt municipal bond market. Although the market is bound to experience volatility when setbacks occur, it is our opinion that these instances should be short lived. A slow growth, low inflation economic environment should continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/demand outlook for municipal bonds will cushion any temporary down moves in tax-exempt bond prices. Since the Fund is aggressively structured, our strategy going forward will be concentrated more toward improving the call features of the underlying securities in the portfolio and adjusting the sector diversity of the holdings. As a result of the historically tight credit quality spreads, we favored overweighting the position of Fund assets in AAA-enhanced securities. At February 28, 1998, 86% of the Fund's assets was invested in securities rated AAA by at least one of the major rating agencies.

In Conclusion
We appreciate your ongoing interest in MuniHoldings California
Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

April 1, 1998

Portfolio Insurance
MuniHoldings California Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.





SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                        S&P        Moody's        Face                                                                   Value
STATE                 Ratings      Ratings       Amount     Issue                                                      (Note 1a)

California -- 98.9%     AAA         Aaa          $3,345     ABC California Unified School District, UT,
                                                            Series A, 5.625% due 8/01/2020 (b)                           $3,513
                        AAA         Aaa           1,220     California Community College, Financing Authority,
                                                            Lease Revenue Bonds (West Valley -- Mission Community
                                                            College), 5.50% due 5/01/2017 (c)                             1,279
                                                            California HFA, Home Mortgage Revenue Bonds, AMT:
                        AAA         Aaa           5,000     Series B, 5.15% due 2/01/2018 (e)                             4,957
                        AAA         Aaa           4,125     Series E, 6.10% due 8/01/2029 (e)                             4,358
                        AAA         Aaa           1,000     Series I, 5.75% due 2/01/2029 (c)                             1,036
                        AAA         Aaa           4,600     Series M, 5.60% due 8/01/2029 (c)                             4,708
                        AAA         Aaa           6,355     California HFA, S/F Mortgage, AMT, Series C-2, Class
                                                            II, Revenue Bonds, 5.625% due 8/01/2020 (c)                   6,547
                                                            California Health Facilities Financing Authority
                                                            Revenue Bonds:
                        AAA         Aaa          10,000     RITR, Series 17, 7.42% due 8/15/2030 (c)(d)                  10,513
                        A1+         VMIG1+        4,000     VRDN (Pooled Loan Program), Series 85-B, 3.35% due
                                                            10/01/2010 (a)(f)                                             4,000
                                                            California Health Facilities Financing Authority, Revenue
                                                            Refunding Bonds (Children's Hospital) (c):
                        AAA         Aaa           2,500     5.375% due 7/01/2016                                          2,565
                        AAA         Aaa           4,500     5.375% due 7/01/2020                                          4,558
                                                            California Health Facilities Financing Authority, Revenue
                                                            Refunding Bonds (Sutter Health Hospital):
                        AAA         Aaa           5,000     Series C, 5.125% due 8/15/2022 (b)                            4,921
                        A1+         VMIG1+          700     VRDN, Series B, 3.65% due 7/01/2012 (a)(e)                      700
                        A1+         VMIG1+          400     VRDN, Series C, 3.65% due 7/01/2022 (a)(b)                      400
                                                            California Pollution Control Financing Authority, PCR,
                                                            Refunding (Pacific Gas and Electric Co.), VRDN (a):
                        A1+         NR*           1,600     Series C, 3.55% due 11/01/2026                                1,600
                        A1+         NR*             700     Series F, 3.60% due 11/01/2026                                  700
                                                            California State Public Works Board, Lease Revenue Bonds
                                                            (e):
                        AAA         Aaa           2,000     (Department of Corrections), Series A, 5.50% due 1/01/2017    2,088
                        AAA         Aaa           2,625     Refunding (California Community Collateral), Series B,
                                                            5.625% due 3/01/2019                                          2,738
                        AAA         Aaa           3,000     Refunding (University of California Project), Series A,
                                                            5.40% due 12/01/2016                                          3,118
                        AAA         Aaa           9,620     California State Veterans, AMT, Series BH, 5.50% due
                                                            12/01/2024 (b)                                                9,738
                                                            California Statewide Communities Development Authority,
                                                            COP:
                        AAA         Aaa           2,500     (John Muir/Mount Diablo Health Systems), 5.25% due
                                                            8/15/2027 (c)                                                 2,496
                        AA          Aa3           5,000     Refunding (Saint Joseph Health Systems), 5.125% due
                                                            7/01/2017                                                     4,924
                        AAA         Aaa           3,690     Contra Costa County, California, COP, Refunding (Merrithew
                                                            Memorial Hospital Project), 5.50% due 11/01/2022 (c)          3,815
                        AAA         Aaa           7,000     El Dorado County, California, Public Agency Financing
                                                            Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (f)   7,228
                        AAA         Aaa           1,305     Glendale, California, Unified School District, Series A,
                                                            5.375% due 9/01/2022 (f)                                      1,331
                        AAA         Aaa           6,200     Los Angeles, California, Department of Water and Power,
                                                            RITR (Electric Plant), Series 1B, 5.40% due 11/15/2031
                                                            (d)(f)                                                        6,371
                        AAA         Aaa           4,275     Los Angeles, California, M/F Mortgage Revenue Refunding
                                                            Bonds, Senior Series G, 5.65% due 1/01/2014 (b)               4,386
                        AAA         Aaa           3,000     Los Angeles, California, Unified School District, COP
                                                            (Multiple Properties  Project), Series A, 5.50% due
                                                            10/01/2016 (b)                                                3,145
                        AAA         Aaa          10,000     Los Angeles County, California, Metropolitan
                                                            Transportation Authority, Sales Tax Revenue Refunding
                                                            Bonds, Property A, First Tier, Senior Series A, 5.25% due
                                                            7/01/2027 (c)                                                10,031
                        AAA         Aaa           1,750     Metropolitan Water District, Southern California,
                                                            Waterworks Revenue Bonds, Series A, 5.50% due 7/01/2025
                                                            (c)                                                           1,804
                        AAA         Aaa           2,000     Montebello, California, Community Redevelopment Agency,
                                                            Tax Allocation Housing, Series A, 5.45% due 9/01/2019 (b)     2,046
                        AAA         Aaa          16,000     Norco, California, Redevelopment Agency, Tax Allocation,
                                                            Refunding (Norco Redevelopment Project Area No. 1), 5.75%
                                                            due 3/01/2026 (c)                                            17,032
                        AAA         Aaa           3,600     Northern California, Transmission Revenue Bonds, RITR,
                                                            Series 16, 7.12% due 5/01/2020 (c)(d)                         3,614
                        AAA         Aaa           1,300     Oakland, California, GO, UT, Series C, Measure K, 5.80%
                                                            due 12/15/2018 (c)                                            1,390
                                                            Palm Desert, California, Financing Authority, Tax
                                                            Allocation Revenue Bonds (c):
                        AAA         Aaa           2,500     5.10% due 10/01/2027                                          2,448
                        AAA         Aaa           5,750     Refunding (Project Area No. 1), 5.45% due 4/01/2018           5,967
                        AAA         Aaa           5,000     Pittsburg, California, Public Financing Authority, Water
                                                            Revenue Bonds, 5.50% due 6/01/2027 (c)                        5,178
                        AAA         Aaa           7,500     Pittsburg, California, Redevelopment Agency, Tax
                                                            Allocation (Los Medanos Project Area), Series B, 5.70% due
                                                            8/01/2032 (b)                                                 8,115
                                                            Port Oakland, California, Port Revenue Bonds (c):
                        AAA         Aaa           2,000     AMT, Series G, 5.375% due 11/01/2025                          2,015
                        AAA         Aaa           7,000     Series J, 5.50% due 11/01/2026                                7,256
                                                            San Francisco, California, City and County Airport
                                                            Commission, International Airport Revenue Bonds, AMT,
                                                            Second Series:
                        AAA         Aaa           2,000     Issue 10-A, 5.70% due 5/01/2026 (c)                           2,099
                        AAA         Aaa           6,000     Issue 12-A, 5.80% due 5/01/2021 (f)                           6,327
                        AAA         Aaa          10,000     San Francisco, California, State Building Authority, Lease
                                                            Revenue Bonds (San Francisco Civic Center Complex),
                                                            Series A, 5.25% due 12/01/2021 (e)                           10,015
                        AAA         Aaa           1,500     Saratoga, California, Unified School District, UT,
                                                            Series A, 5.375% due 9/01/2017 (f)                            1,547
                        AAA         Aaa           7,750     Southern California Public Power Authority, Revenue
                                                            Refunding Bonds (Transmission Project), Crossover, 5.75%
                                                            due 7/01/2021 (c)                                             8,101
                        AAA         Aaa           4,000     University of California, Hospital Revenue Bonds
                                                            (University California Davis Medical Center), 5.75% due
                                                            7/01/2024 (e)                                                 4,237

Puerto Rico -- 8.1%     A           Baa1          8,000     Puerto Rico Commonwealth, Highway and Transportation
                                                            Authority, Highway Revenue Bonds, Series Y, 5.50% due
                                                            7/01/2026                                                     8,215
                        A           Baa1          8,715     Puerto Rico Commonwealth, Refunding Bonds (Public
                                                            Improvement), 5.375% due 7/01/2025                            8,820
                                                                                                                   ------------

                        Total Investments (Cost -- $219,073) -- 107.0%                                                  223,990

                        Liabilities in Excess of Other Assets -- (7.0%)                                                 (14,747)
                                                                                                                   ------------
                        Net Assets -- 100.0%                                                                           $209,243
                                                                                                                   ============

                    (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at
                        February 28, 1998.
                    (b) FSA Insured.
                    (c) MBIA Insured.
                    (d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1998.
                    (e) AMBAC Insured.
                    (f) FGIC Insured.
                     *  Not Rated.
                     +  Highest short-term ratings by Moody's Investors Service, Inc.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 1998 were as follows:

                                                       Percent of
S&P Rating/Moody's Rating                              Net Assets*

AAA/Aaa                                                  93.0%
AA/Aa                                                     2.4
A/A                                                       8.1
Other+                                                    3.5

+ Temporary investments in short-term municipal securities.
* Total may not equal 100%.


Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of February 28, 1998

Assets:             Investments, at value (identified cost -- $219,073,485) (Note 1a)                         $223,989,849
                    Cash                                                                                           154,847
                    Receivables:
                    Securities sold                                                            $20,638,170
                    Interest                                                                     2,486,542      23,124,712
                                                                                              ------------
                    Deferred organization expenses (Note 1e)                                                        13,493
                                                                                                              ------------
                    Total assets                                                                               247,282,901
                                                                                                              ------------

Liabilities:        Payables:
                    Securities purchased                                                        37,700,502
                    Dividends to shareholders (Note 1f)                                             86,345
                    Investment adviser (Note 2)                                                     20,496      37,807,343
                                                                                              ------------
                    Accrued expenses and other liabilities                                                         232,103
                                                                                                              ------------
                    Total liabilities                                                                           38,039,446
                                                                                                              ------------

Net Assets:         Net assets                                                                                $209,243,455
                                                                                                              ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                    Preferred Stock, par value $.10 per share (3,200 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                        $80,000,000
                    Common Stock, par value $.10 per share (8,298,983 shares issued and
                    outstanding)                                                                  $829,898
                    Paid-in capital in excess of par                                           122,576,432
                    Undistributed investment income -- net                                         620,478
                    Undistributed realized capital gains on investments -- net                     300,283
                    Unrealized appreciation on investments -- net                                4,916,364
                                                                                              ------------
                    Total -- Equivalent to $15.57 net asset value per share of Common Stock
                    (market price -- $15.3125)                                                                 129,243,455
                                                                                                              ------------
                    Total capital                                                                             $209,243,455
                                                                                                              ============

                  * Auction Market Preferred Stock.

                    See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                        For the Period September 19, 1997+ to February 28, 1998

Investment              Interest and amortization of premium and discount earned                                $4,558,873
Income (Note 1d):

Expenses:               Investment advisory fees (Note 2)                                       $487,253
                        Commission fees (Note 4)                                                  74,325
                        Professional fees                                                         20,413
                        Accounting services (Note 2)                                              17,943
                        Directors' fees and expenses                                              10,598
                        Transfer agent fees                                                        9,002
                        Custodian fees                                                             7,896
                        Listing fees                                                               7,175
                        Printing and shareholder reports                                           3,515
                        Pricing fees                                                               2,593
                        Amortization of organization expenses (Note 1e)                              669
                        Other                                                                      6,595
                                                                                            ------------
                        Total expenses before reimbursement                                      647,977
                        Reimbursement of expenses (Note 2)                                      (398,264)
                                                                                            ------------
                        Total expenses after reimbursement                                                         249,713
                                                                                                              ------------
                        Investment income -- net                                                                 4,309,160
                                                                                                              ------------

Realized &              Realized gain on investments -- net                                                        300,283
Unrealized Gain on      Unrealized appreciation on investments -- net                                            4,916,364
Investments --                                                                                                ------------
Net (Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $9,525,807
                                                                                                              ============

                      + Commencement of operations.

                        See Notes to Financial Statements.






STATEMENT OF CHANGES IN NET ASSETS
                                                                                                            For the Period
                                                                                                            Sept. 19, 1997+
                        Increase (Decrease) in Net Assets:                                                 to Feb. 28, 1998

Operations:             Investment income -- net                                                               $4,309,160
                        Realized gain on investments -- net                                                       300,283
                        Unrealized appreciation on investments -- net                                           4,916,364
                                                                                                             ------------
                        Net increase in net assets resulting from operations                                    9,525,807
                                                                                                             ------------

Dividends to            Investment income -- net:
Shareholders            Common Stock                                                                           (2,712,170)
(Note 1f):              Preferred Stock                                                                          (976,512)
                                                                                                             ------------
                        Net decrease in net assets resulting from dividends to shareholders                    (3,688,682)
                                                                                                             ------------

Capital Stock           Proceeds from issuance of Common Stock                                                124,200,000
Transactions            Proceeds from issuance of Preferred Stock                                              80,000,000
(Notes 1e & 4):         Value of shares issued to Common Stock shareholders in reinvestment of dividends          191,130
                        Offering and underwriting costs resulting from the issuance of Common Stock              (304,402)
                        Offering and underwriting costs resulting from the issuance of Preferred Stock           (780,403)
                                                                                                             ------------
                        Net increase in net assets derived from capital stock transactions                    203,306,325
                                                                                                             ------------

Net Assets:             Total increase in net assets                                                          209,143,450
                        Beginning of period                                                                       100,005
                                                                                                             ------------
                        End of period*                                                                       $209,243,455
                                                                                                             ============

                      * Undistributed investment income -- net                                                   $620,478
                                                                                                             ============

                      + Commencement of operations.

                        See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS


                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                 For the Period
                                                                                                           Sept. 19, 1997+
                                                                                                          to Feb. 28, 1998
                    Increase (Decrease) in Net Asset Value:
Per Share           Net asset value, beginning of period                                                          $15.00
Operating                                                                                                   ------------
Performance:        Investment income -- net                                                                         .52
                    Realized and unrealized gain on investments -- net                                               .64
                                                                                                            ------------
                    Total from investment operations                                                                1.16
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                    Investment income -- net                                                                        (.33)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++
                    Dividends to Preferred Stock shareholders:
                    Investment income -- net                                                                        (.12)
                    Capital charge resulting from issuance of Preferred Stock                                       (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.22)
                                                                                                            ------------
                    Net asset value, end of period                                                                $15.57
                                                                                                            ============
                    Market price per share, end of period                                                       $15.3125
                                                                                                            ============

Total Investment    Based on market price per share                                                                 4.26%++++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                              6.01%++++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                   .28%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                         .73%*
                                                                                                            ============
                    Investment income -- net                                                                        4.86%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                            $129,243
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                                    $80,000
                                                                                                            ============
                    Portfolio turnover                                                                             57.45%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                                     $2,616
                                                                                                            ============

Dividends           Series A -- Investment income -- net                                                            $303
Per Share on                                                                                                ============
Preferred Stock     Series B -- Investment income -- net                                                            $308
Outstanding:                                                                                                ============

                  * Annualized.
                 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                  + Commencement of operations.
                 ++ The Fund's Preferred Stock was issued on October 7, 1997.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 19, 1997, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 16, 1997 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Stock on weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CLH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including any proceeds from the sale of Preferred Stock. For the period September 19, 1997 to February 28, 1998, FAM earned fees of $487,253, of which $398,264 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 19, 1997 to February 28, 1998 were
$303,784,424 and $92,307,966, respectively.

Net realized gains for the period September 19, 1997 to February 28, 1998 and net unrealized gains as of February 28, 1998 were as follows:

                              Realized          Unrealized
                               Gains              Gains

Long-term investments         $214,523          $4,916,364
Short-term investments           5,810                  --
Financial futures contracts     79,950                  --
                          ------------        ------------
Total                         $300,283          $4,916,364
                          ============        ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,916,364, of which $5,200,108 related to appreciated securities and $283,744 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $219,073,485.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 19, 1997 to February 28, 1998, increased by 8,280,000 from shares sold and by 12,316 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 1998 were as follows: Series A, 2.206% and Series B, 3.20%.

As of February 28, 1998, there were 3,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 19, 1997 to February 28, 1998, Merrill Lynch, Pierce Fenner & Smith Inc., an affiliate of FAM, earned $75,757 as commissions.

5. Subsequent Event:
On March 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071272 per share, payable on March 30, 1998 to shareholders of record as of March 23, 1998.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
CLH